UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2022

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	LECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of the Company was held on Thursday, April 21, 2022 as a virtual meeting and shareholders were able to participate in the 2022 Annual Meeting and vote via live webcast, and submit questions prior to the meeting. 51,829,795 shares, of the 58,624,726 shares that were outstanding and entitled to vote (88.4%), were represented in person or by proxy, constituting a quorum.

The final results of voting on each of the matters submitted for a vote of security holders at the 2022 Annual Meeting are as follows:

Proposal 1 - Shareholders elected ten directors, each to hold office until the 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Brian D. Chambers	47,184,362	121,453	4,523,980
Curtis E. Espeland	46,915,658	390,157	4,523,980
Patrick P. Goris	46,375,841	929,974	4,523,980
Michael F. Hilton	46,248,061	1,057,754	4,523,980
Kathryn Jo Lincoln	46,198,935	1,106,880	4,523,980
Christopher L. Mapes	45,720,873	1,584,942	4,523,980
Phillip J. Mason	47,135,259	170,556	4,523,980
Ben P. Patel	46,369,519	936,296	4,523,980
Hellene S. Runtagh	43,537,502	3,768,313	4,523,980
Kellye L. Walker	46,359,192	946,623	4,523,980

Proposal 2 - Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2022, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,904,789	865,812	59,194	0

Proposal 3 - Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,670,114	2,413,788	221,913	4,523,980

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: April 25, 2022	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President, General Counsel & Secretary